                                                               Exhibit 26(e)(5)

POLICY CHANGE APPLICATION PART 1
UNDERWRITING REQUIRED

INDIVIDUAL LIFE INSURANCE

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                                             MINNESOTA LIFE
Individual Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098

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A. REQUEST   Policy number(s)                       Insured name (last, first, middle)
INFORMATION

Make all    -----------------------------------------------------------------------------------------------------
checks       Money submitted with application       Effective date of change
payable to
Minnesota    $                                      [ ] Current Date [ ] Date Of Next EFT/APP Draw
Life.
             [ ] Receipt Given                      [ ] Other (Indicate mm/yy and reason)
-----------------------------------------------------------------------------------------------------------------
B. OWNER     Owner name (last, first, middle)
INFORMATION
-----------------------------------------------------------------------------------------------------------------
             Telephone number [ ] Primary           E-mail address
                       [ ] Secondary
-----------------------------------------------------------------------------------------------------------------
C. ADDRESS   [ ] Change Owner Home Address
ADJUSTMENTS  [ ] Add/Change Mailing Address (Check One):
             [ ] Premium Notices Only  [ ] All Correspondence Other Than Premium Notice   [ ] All
             Mail
             ----------------------------------------------------------------------------------------------------
             Name (last, first, middle)

             ----------------------------------------------------------------------------------------------------
             Address

             ----------------------------------------------------------------------------------------------------
             City                                   State                        Zip

-----------------------------------------------------------------------------------------------------------------
D. FACE      [ ] Change Face Amount: $
AMOUNT           (Unless otherwise indicated, for Adjustable products, we will maintain the
ADJUSTMENTS  premium and adjust the plan.)

             [ ] Cost Of Living Alternate           [ ] AIO/AIOW/FAIA/GIO Exercise
             Exercise
             [ ] Inflation Agreement Exercise          [ ] Alternate Option Date:       (Attach Proof)
-----------------------------------------------------------------------------------------------------------------
E. PREMIUM   PREMIUM ADJUSTMENT
AND BILLING  [ ] Change Total Annual Planned Premium Amount: $
INFORMATION      (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

             PAYMENT METHOD
             [ ] Annual                             [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:
                                                       (If new plan, submit EFT/APP Authorization)
             [ ] Semi-Annual                        [ ] List Bill Plan Number:
                                                       (If new plan, submit List Bill form)
             [ ] Quarterly                          [ ] Payroll Deduction Plan (PRD) Plan Number:

             SOURCE OF FUNDS
             [ ] Earnings                           [ ] Sale of Investments
             [ ] Existing Insurance                 [ ] Savings
             [ ] Gift/Inheritance                   [ ] Other
             [ ] Retirement Funds
-----------------------------------------------------------------------------------------------------------------

             NON-REPEATING PREMIUM (NRP)
                Regular NRP $                       [ ] Increase Face By         [ ] Do Not Increase Face By
                                                       NRP Amount                   NRP Amount

             BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
             (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                Total Annual Billable NRP $
                (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                Payment Method
                    [ ] Annual                      [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number
                                                       (If new plan, submit EFT/APP Authorization)
                    [ ] Semi-Annual                 [ ] Payroll Deduction Plan (PRD) Plan Number
                    [ ] Quarterly
-----------------------------------------------------------------------------------------------------------------

ICC12-59538 Rev 8-2012

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                1035 EXCHANGE                        [ ] Yes  [ ] No
                (If yes. submit 1035 Exchange Agreement form)
-------------------------------------------------------------------------------------------------------------------------
F. PLAN         [ ] Change Plan Of Insurance:        [ ] Life At Age:       [ ] Protection To Age:
ADJUSTMENTS        (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)

-------------------------------------------------------------------------------------------------------------------------
G. PARTIAL      [ ] Partial Surrender to Cash: $       or   [ ] Max Amount
SURRENDERS      [ ] Partial Surrender to Eliminate Policy Loan (Dividend additions and accumulations will be surrendered first)
                The death benefit amount will be reduced. To maintain current face amount check below
                (underwriting is required):
                [ ] Maintain Face Amount
                ---------------------------------------------------------------------------------------------------------
                IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE
                TO WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO
                ALL PARTIAL SURRENDERS AND LOAN ELIMINATIONS WITH TAXABLE GAIN. COMPLETE WITHHOLDING SECTION,
                AND ENTER SOCIAL SECURITY NUMBER AND TAX ID NUMBER BELOW.   [ ] Yes, I elect withholding   [ ]
                No, I do not elect withholding
                ---------------------------------------------------------------------------------------------------------
                Owner's Social Security number/tax ID number

-------------------------------------------------------------------------------------------------------------------------
H. SYSTEMATIC   [ ] Partial Surrender
DISTRIBUTIONS   [ ] Partial Surrender to Basis Then Loans (select loan type for index product)
                   [ ] Fixed Loan Interest Rate      [ ] Variable Loan Interest Rate
                Amount of Distribution $       Start Date of Distributions
                Frequency: [ ] Monthly or [ ] Annually  Distribution Day: [ ] 10th or [ ] 20th
-------------------------------------------------------------------------------------------------------------------------
I. CONVERSIONS  [ ] Conversion Term Insurance At Attained Age    [ ] Partial Conversion Amount: $
                                                            [ ] Surrender Balance   [ ] Retain Balance
                Select Product:
                   [ ] Adjustable Life Legend               [ ] Accumulator Universal Life
                   [ ] Adjustable Life Summit               [ ] Accumulator Variable Universal Life
                   [ ] Secure Accumulator Whole             [ ] Eclipse Indexed Universal Life
                   Life
                   [ ] Secure Protector Whole               [ ] Eclipse Protector Indexed Universal Life
                   Life
                   [ ] Variable Adjustable Life                (For Eclipse, Eclipse Protector, and Accumulator,
                   Horizon                                     select a Death Benefit Qualification Test. If none
                   [ ] Variable Adjustable Life                selected the default is GPT)
                   Summit
                   [ ] Other
                                                               [ ] Guideline Premium Test (GPT)
                                                               [ ] Cash Value Accumulation Test (CVAT)
                   Select a Death Benefit or Dividend Option in Section J.
                   For Variable Adjustable Life, Universal Life and Adjustable Life Summit, the default death benefit option is Level/Cash.
                   For Adjustable Life Legend, the default dividend option is Policy Improvement.
                   For Secure Whole Life, the default dividend option is Paid-Up Additions.
                   Business Value Enhancement Agreement is not available for term conversions.
                ---------------------------------------------------------------------------------------------------------
                [ ] Convert Term Insurance Into Existing Policy
                   Existing Policy Number:
                ---------------------------------------------------------------------------------------------------------
                [ ] Convert Term Agreement
                   Term Agreement:                   Insured Name:
                ---------------------------------------------------------------------------------------------------------
                AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION, IF AVAILABLE FOR
                THE PRODUCT, UNLESS INDICATED HERE: [ ] Omit Automatic Premium Loan Provision
                ---------------------------------------------------------------------------------------------------------
                IS THIS POLICY BEING FUNDED VIA A PREMIUM FINANCING LOAN OR WITH         [ ] Yes [ ] No
                FUNDS BORROWED, ADVANCED OR PAID FROM ANOTHER PERSON OR ENTITY?
                IF YES, SUBMIT THE PREMIUM FINANCING ADVISOR ATTESTATION AND
                PREMIUM FINANCING CLIENT DISCLOSURE FORMS.
-------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59538-2 Rev 8-2012

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J. OTHER                                                                                     [ ] Change Dividend Option
ADJUSTMENTS       [ ] Change Death Benefit Option To:                                        To:

                      [ ] Cash/Level [ ]
                  Protection/Increasing [ ] Sum of Premiums

                  The Protection death benefit option generally requires underwriting. If changing from Level
                  Death Benefit Option the face amount will decrease. To maintain current face amount check below (underwriting is required):

                  [ ] Maintain Face Amount
                  ------------------------------------------------------------------------------------------------------

                  [ ] Improve Risk Class

                      [ ] Maintain current annual premium

                      [ ]Reduce current annual premium
                  ------------------------------------------------------------------------------------------------------

                  [ ] Add Non-Smoker/Non-Tobacco Designation

                      1. Do you currently smoke any cigarettes                                        [ ] Yes   [ ] No
                         or have you smoked any cigarettes in
                         the past 12 months?

                      2. Do you currently use any tobacco or                                          [ ] Yes   [ ] No
                         have you used any tobacco in the past
                         12 months?

                     I understand that a material misrepresentation, including but not limited to, statements regarding my tobacco status, may result in the cancellation of insurance and non-payment of any claim.
                  ------------------------------------------------------------------------------------------------------

                  [ ] Reinstate
                     I understand that this application will be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to
                     representations in this application, from the date of reinstatement for the time period stated in the incontestable provision of the policy.
                  ------------------------------------------------------------------------------------------------------

                  Automatic Premium Loan Provision [ ] Add [ ] Remove
------------------------------------------------------------------------------------------------------------------------

K. ADDITIONAL     [ ] MAINTAIN Current Annual                                    [ ] CHANGE Current Annual Premium
AGREEMENTS        Premium                                                        Accordingly

                                                                       ADD       REMOVE      CHANGE         NEW

                                                                                             AMOUNT       AMOUNT

   Select
   only
   those
   agreements     Accelerated Benefit Agreement
   available      (Submit ABA Outline of Coverage
   on the         form)                                                [ ]       [ ]
   products       Accidental Death Benefit
   applied        Agreement*                                           [ ]       [ ]
   for.           Additional Insurance Agreement*                      [ ]       [ ]         [ ]      $
                  Adjustable Survivorship Life
                  Agreement (Complete Application
                  for Designated Life)                                 [ ]       [ ]         [ ]      $
                  Business Continuation Agreement
                  (Complete Application for
                  Designated Life)                                     [ ]       [ ]         [ ]      $
                  Business Value Enhancement
                  Agreement                                                                  [ ]      $
                  Children's Term or Family Term
                  Children's Agreement                                 [ ]       [ ]         [ ]      $
                  (Submit Family/Children's Term
                  Application)
                  Cost of Living Agreement                             [ ]       [ ]
                  Death Benefit Guarantee Agreement*                   [ ]       [ ]
                  Early Values Agreement*                              [ ]
                  Enhanced Guaranteed Agreement                        [ ]       [ ]
                  Enhanced Guaranteed Choice
                  Agreement                                            [ ]       [ ]
                  Estate Preservation Agreement*                       [ ]       [ ]
                  Estate Preservation Choice
                  Agreement                                            [ ]       [ ]
                  Exchange of Insureds Agreement                       [ ]       [ ]
                  Extended Conversion Agreement                                  [ ]
                  Face Amount Increase Agreement                       [ ]       [ ]         [ ]      $
                  Family Term - Spouse Agreement                       [ ]       [ ]         [ ]      $
                  (Submit Family/Children's Term
                  Application)
                  First to Die Agreement                                         [ ]         [ ]      $
                  Flexible Term Agreement*                             [ ]       [ ]         [ ]      $
                  [ ] 10-year [ ] 20-year
                  Guaranteed Income Agreement                          [ ]       [ ]
                  Guaranteed Insurability Option
                  Agreement                                            [ ]       [ ]         [ ]      $
                  Guaranteed Insurability Option
                  Agreement with Waiver                                [ ]       [ ]
                  Guaranteed Protection Waiver                         [ ]       [ ]
------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59538-3 Rev 8-2012

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              Income Protection Agreement*             [ ]                              [ ]                      %
                  Complete if Adding Agreement:
                        % Lump Sum
                        % Installments (minimum 25%)
                        Installment Payment Cease Age
              (age 95 or less)
              Frequency of Installment Payment(s) [ ] Monthly [ ] Annually
              Inflation Agreement                      [ ]             [ ]
              Interest Accumulation Agreement*         [ ]             [ ]              [ ]                      %
              Long-Term Care Agreement                 [ ]             [ ]              [ ]                $
              (Submit LTC Supplemental Application)
              Overloan Protection Agreement            [ ]             [ ]
              Policy Enhancement Agreement             [ ]                              [ ]                      %
              (Indicate a whole number from 3 to 10%)
              Policy Split Agreement                                   [ ]
              Premium Deposit Account Agreement        [ ]             [ ]
              (Submit Premium Deposit Account
              Information form)
              Single Life Term Agreement                               [ ]              [ ]                $
              Single Premium Paid Up Additional        [ ]             [ ]
                  Insurance Agreement
              Surrender Value Enhancement Agreement*   [ ]             [ ]
              Term Insurance Agreement*                [ ]             [ ]
              Waiver of Charges Agreement              [ ]             [ ]
              Waiver of Premium Agreement              [ ]             [ ]
              Other:
              * Can only be added when converting
              term insurance to a new policy.
--------------------------------------------------------------------------------------------------------------------------
L. LIFE       Excluding this policy, does the Insured have any life insurance, annuity or mutual fund in   [ ] Yes [ ] No
INSURANCE IN  force or pending, including life insurance sold or assigned, or is in the process of being
FORCE AND     sold or assigned, to a life settlement, viatical or secondary market provider? If yes,
REPLACEMENT   provide details in the chart below.

              Excluding this policy, has there been, or will there be, replacement of any existing life    [ ] Yes [ ] No
Submit        insurance, annuity or mutual fund, as a result of this application? (Replacement includes,
appropriate   but is not limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change
replacement   to any existing life insurance or annuity.) If yes, provide details in the chart below.
forms (not
needed if     LIFE INSURANCE IN FORCE
replacing     ------------------------------------------------------------------------------------------------------------
group                                                                                                        Will it be
coverage).               Full Company Name                 Amount        Year Issued          Type           Replaced?
              ------------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group          [ ] Yes
                                                                                        -------------------
                                                                                        [ ]Personal or     [ ] No
                                                                                        [ ]Business
              ------------------------------------------------------------------------------------------------------------
                                                                                        [ ]Individual or
                                                                                        [ ]Group           [ ] Yes
                                                                                        -------------------
                                                                                        [ ]Personal or     [ ] No
                                                                                        [ ]Business
              ------------------------------------------------------------------------------------------------------------
                                                                                        [ ]Individual or
                                                                                        [ ]Group           [ ] Yes
                                                                                        -------------------
                                                                                        [ ]Personal or     [ ] No
                                                                                        [ ] Business
--------------------------------------------------------------------------------------------------------------------------
M. INSURED
UNDERWRITING
INFORMATION   Driver's license number                  State of issue  Expiration date
              ------------------------------------------------------------------------------------------------------------

              Birthplace (state or, if outside the
              US, country)
              ------------------------------------------------------------------------------------------------------------

              Occupation                               Income
              ------------------------------------------------------------------------------------------------------------

              1. Is the insured a US citizen?                                           [ ] Yes            [ ] No
                  If no, citizen of
                  Indicate visa type
--------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59538-4 Rev 8-2012

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                2. Does the insured plan to travel or reside outside the US in the next two      [ ] Yes  [ ] No
                years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                --------------------------------------------------------------------
                --------------------------------------------------------------------

                3. Has the insured within the last five years, or does the proposed insured      [ ] Yes  [ ] No
                plan, within two years, to engage in piloting a plane? If yes, complete the
                Military and Aviation Statement.

                4. Has the insured within the last five years, or does the proposed insured      [ ] Yes  [ ] No
                plan, within two years, to engage in skin diving (snorkel or scuba), sky diving, mountain/rock climbing, horse racing, rodeo, polo, bull fighting, bungee jumping, BASE jumping, canyoneering, boxing, professional wrestling, extreme skiing or racing (motor vehicle or boat)?

                5. Is the insured in the Armed Forces, National Guard, or Reserves? If yes,      [ ] Yes  [ ] No
                complete the Military and Aviation Statement.

                6. Has the insured applied for insurance within the last six months? If yes,
                provide details below.                                                           [ ] Yes  [ ] No
                --------------------------------------------------------------------
                --------------------------------------------------------------------

                7. Has the insured applied for life insurance in the past five years that was    [ ] Yes  [ ] No
                declined or rated? If yes, provide details below.
                --------------------------------------------------------------------
                --------------------------------------------------------------------

                8. Has the insured, within the past five years, been convicted of a driving      [ ] Yes  [ ] No
                while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.
                --------------------------------------------------------------------
                --------------------------------------------------------------------

                9. Except for traffic violations, has the insured ever been convicted of a       [ ] Yes  [ ] No
                misdemeanor or felony? If yes, provide dates and details below.
                --------------------------------------------------------------------
                --------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

N. ADDITIONAL
REMARKS
-----------------------------------------------------------------------------------------------------------------

O. HOME OFFICE  HOME OFFICE CORRECTIONS OR ADDITIONS
ENDORSEMENTS
                Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used for change in age, gender, amount, classification, plan or benefits unless agreed to in writing.
-----------------------------------------------------------------------------------------------------------------

                                                       ICC12-59538-5 Rev 8-2012